CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Net loss	$ (242,162)	$ (263,930)
Other comprehensive income (loss):
Interest rate swaps, net of $0 tax in all periods	2,537	1,107
Defined benefit pension plans, net of tax (benefit) provision of ($91) and $430, respectively	17	(881)
Foreign currency translation adjustments	(11,146)	15,466
Total other comprehensive income (loss)	(8,626)	17,454
Comprehensive loss	$ (250,788)	$ (246,476)